FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2011

TELEPHONE AND DATA SYSTEMS, INC.

(Exact name of registrant as specified in their charter)

Delaware	001-14157	36-2669023
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 North LaSalle Street, Suite 4000, Chicago, Illinois		60602
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (312) 630-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02                Termination of a Material Definitive Agreement.

To the extent required by Item 1.02 of Form 8-K, the information contained or incorporated in Item 8.01 of this Form 8-K is incorporated by reference in this Item 1.02.

Item 2.04                Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

To the extent required by Item 2.04 of Form 8-K, the information contained or incorporated in Item 8.01 of this Form 8-K is incorporated by reference in this Item 2.04.

Item 8.01.               Other Events

On May 19, 2011 (the "Redemption Date"), United States Cellular Corporation (“U.S. Cellular”), a subsidiary of Telephone and Data Systems, Inc., called for redemption all of its outstanding 7.50% Senior Notes due 2034, CUSIP No. 911684306 (the "7.50% Notes"), representing an aggregate principal amount of $330 million. The redemption price of the Notes is 100% of the outstanding aggregate principal amount, plus accrued and unpaid interest thereon until the Redemption Date.  The 7.50% Notes will be redeemed on June 20, 2011.  The 7.50% Notes are listed on the New York Stock Exchange (“NYSE”) under the symbol “UZV.”  The 7.50% Notes will be delisted from the NYSE in connection with the redemption.

The 7.50% Notes were issued and the redemption will be effected pursuant to the provisions of the Indenture dated June 1, 2002 between U.S. Cellular and The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A., successor to BNY Midwest Trust Company, as Trustee (“Trustee”), and a Supplemental Indenture dated as of June 9, 2004 between U.S. Cellular and Trustee pursuant to which the 7.50% Notes were issued (the “Supplemental Indenture”).   The terms of the 7.50% Notes and the Supplemental Indenture are set forth in U.S. Cellular’s Prospectus Supplement dated June 9, 2004 relating to the 7.50% Notes that was filed with the Securities and Exchange Commission (“SEC”) under SEC Rule 424(b)(5) on June 10, 2004 and are incorporated by reference herein.  None of the 7.50% Notes will remain outstanding and the Supplemental Indenture will cease to be of further effect after the Redemption Date. U.S. Cellular did not and will not incur any early termination penalties or incur any other material obligations in connection with the redemption of the 7.50% Notes.  U.S. Cellular will use existing cash balances to finance the redemption.  U.S. Cellular anticipates that the aggregate cash payment, including accrued interest, will be approximately $330.3 million.

A copy of the Notice of Redemption dated May 19, 2011 relating to redemption of 7.50% Notes is incorporated herein as Exhibit 99.1.

On May 19, 2011, U.S. Cellular issued a press release discussing the foregoing, which is incorporated herein as Exhibit 99.2.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed or furnished herewith are set forth on the Exhibit Index attached hereto.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned, thereto duly authorized.

Telephone and Data Systems, Inc.

(Registrant)

Date:  May 23, 2011

By:	/s/ Douglas D. Shuma
Douglas D. Shuma
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit No.       Description

99.1                 Notice of Redemption May 19, 2011 relating to redemption of 7.50% Notes, is hereby incorporated by reference from Exhibit 99.1 to U.S. Cellular’s Current Report on Form 8-K dated May 19, 2011

99.2                 Press Release dated May 19, 2011 relating to redemption of 7.50% Notes, is hereby incorporated by reference from Exhibit 99.2 to U.S. Cellular’s Current Report on Form 8-K dated May 19, 2011

99.3                 Private Securities Litigation Reform Act of 1995 Safe Harbor Cautionary Statement, is hereby incorporated by reference from Exhibit 99.3 to U.S. Cellular’s Current Report on Form 8-K dated May 19, 2011;